SMC Global Securities Limited

Index to Condensed Consolidated Financial Statements

Pages

Statements of Income

2

Balance Sheets

4

Statements of Cash Flows

6

Statements of Changes in Shareholders‘ Equity

8

Notes to Financial Statements

9

SMC Global Securities Limited

Condensed Consolidated Statements of Income

(Unaudited)

For the quarter ended December 31,

2009

2010

2010

(` in thousands, except per share data)

Convenience

translation

into US$

Revenues:

Commission income

352,536

401,208

8,956

Proprietary trading, net

261,264

282,171

6,298

Distribution income, net

10,985

11,620

259

Interest and dividends

57,337

80,277

1,792

Other income

9,983

19,147

427

Total revenues

692,105

794,423

17,732

Expenses:

Exchange, clearing and brokerage fees

276,081

276,579

6,174

Employee compensation and benefits

240,100

273,744

6,110

Information and communication

30,764

23,066

515

Advertisement expenses

26,645

54,757

1,222

Depreciation and amortization

32,353

40,170

897

Interest expense

27,498

60,516

1,351

General and administrative expenses

88,818

120,239

2,684

Total expenses

722,259

849,071

18,953

Earnings before income taxes

(30,154)

(54,648)

(1,221)

Income taxes

(9,498)

56,013

1,250

Earnings after income taxes

(20,656)

(110,661)

(2,471)

Share in (Profits)/Loss of equity investee

1,840

(1,415)

(32)

Earnings before extraordinary gain

(22,496)

(109,246)

(2,439)

Extraordinary gain

29,756

-

-

Non Controlling Interest

(7,232)

(50,895)

(1,136)

Net Income/(Loss)

14,492

(58,351)

(1,303)

Earnings per share:

Basic Earnings before extraordinary gain

(1.46)

(5.57)

(0.12)

Basic Extraordinary gain

2.85

-

-

Basic Net income

1.39

(5.57)

(0.12)

Weighted average number of shares used to compute basic earnings per share

10,430,759      10,478,387

10,478,387

Diluted Earnings before extraordinary gain

(1.46)

(5.57)

(0.12)

Diluted Extraordinary gain

2.85

-

-

Diluted Net income

1.39

(5.57)

(0.12)

Weighted  average  number  of  shares  used  to  compute  diluted  earnings per share

10,430,759      10,478,387

10,478,387

The accompanying notes are an integral part of these financial statements

SMC Global Securities Limited

Condensed Consolidated Statements of Income

(Unaudited)

For the nine months ended December 31,

2009

2010

2010

(` in thousands, except per share data)

Convenience

translation

into US$

Revenues:

Commission income

1,022,355

1,179,397

26,326

Proprietary trading, net

864,543

746,374

16,660

Distribution income, net

27,776

45,077

1,006

Interest and dividends

179,394

197,723

4,413

Other income

19,343

55,604

1,241

Total revenues

2,113,411

2,224,175

49,646

Expenses:

Exchange, clearing and brokerage fees

916,233

822,341

18,356

Employee compensation and benefits

645,747

849,022

18,951

Information and communication

86,055

75,658

1,689

Advertisement expenses

95,884

97,432

2,175

Depreciation and amortization

90,569

114,600

2,558

Interest expense

75,186

135,188

3,018

General and administrative expenses

239,382

322,392

7,196

Total expenses

2,149,056

2,416,633

53,943

Earnings before income taxes

(35,645)

(192,458)

(4,297)

Income taxes

(10,080)

17,151

383

Earnings after income taxes

(25,565)

(209,609)

(4,680)

Share in (Profits)/Loss of equity investee

3,823

(180)

(4)

Earnings before extraordinary gain

(29,388)

(209,429)

(4,676)

Extraordinary gain

29,756

-

-

Non Controlling Interest

(9,846)

(79,144)

(1,767)

Net income/(Loss)

10,214

(130,285)

(2,909)

Earnings per share:

Basic Earnings before extraordinary gain

(1.87)

(12.43)

(0.28)

Basic Extraordinary gain

2.85

-

-

Basic Net income

0.98

(12.43)

(0.28)

Weighted average number of shares used to compute basic earnings per share

10,430,759      10,478,387

10,478,387

Diluted Earnings before extraordinary gain

(1.87)

(12.43)

(0.28)

Diluted Extraordinary gain

2.85

-

-

Diluted Net income

0.98

(12.43)

(0.28)

Weighted  average  number  of  shares  used  to  compute  diluted  earnings per share

10,430,759      10,478,387

10,478,387

The accompanying notes are an integral part of these financial statements

SMC Global Securities Limited

Condensed Consolidated Balance Sheets

(Unaudited)

As of

March 31, 2010

December 31,

December 31,

(` in thousands)

2010

2010

Convenience

translation into

US$

Assets

Cash and cash equivalents

78,447

130,439

2,912

Receivables from clearing organizations (net of allowance

for doubtful debts of ` Nil as of March 31, 2010 and ` Nil

126,462

115,668

2,582

as of December 31, 2010)

Receivables from customers (net of allowance for doubtful

debts of `  76,384 as of March 31, 2010 and ` 83,173 as of

1,275,797

1,431,118

31,943

December 31, 2010)

Due from related parties

125,697

18,476

412

Securities owned: at market value

Securities

1,751,136

1,452,903

32,431

Commodities

453,551

313,131

6,990

Derivatives assets held for trading

17,208

332,944

7,432

Investments

581,873

374,053

8,349

Deposits with clearing organizations and others

1,408,080

2,397,693

53,520

Property and equipment (net of accumulated depreciation

of ` 281,420 as of March 31, 2010 and ` 369,906 as of

375,735

331,070

7,390

December 31, 2010)

Intangible assets (net of accumulated amortization of `

79,197 as of March 31, 2010 and ` 101,398 as of

48,835

39,154

874

December 31, 2010)

Deferred taxes, net

173,945

197,251

4,403

Other assets

1,287,778

1,293,401

28,871

Total Assets

7,704,544

8,427,301

188,109

   Liabilities and Shareholder’s Equity

Payable to broker-dealers and clearing organizations

37,746

119,373

2,665

Payable to customers

1,964,270

2,301,588

51,375

Derivatives held for trading

8,652

-

-

Accounts payable, accrued expenses and other liabilities

219,160

292,823

6,536

Due to related parties

3,521

-

-

Overdrafts and long term debt

1,162,983

1,619,044

36,139

Total Liabilities

3,396,332

4,332,828

96,715

Commitments and contingencies (Note 23)

The accompanying notes are an integral part of these financial statements

SMC Global Securities Limited

Condensed Consolidated Balance Sheets

(Unaudited)

As of

March 31, 2010

December 31,

December 31,

(` in thousands)

2010

2010

Convenience

translation into

US$

Shareholders' Equity

Common Stock

104,784

104,784

2,339

(15,000,000 common stock authorized; 10,478,387 and

10,478,387 equity shares issued and outstanding as of

March 31, 2010 and December 31, 2010; par value ` 10)

Subscription received in advance

10,536

6,000

134

Additional paid in capital

2,779,175

2,779,175

62,035

Retained earnings

1,020,798

1,014,511

22,645

Other reserves

123,998

-

-

Accumulated other comprehensive income / (loss)

8,020

8,246

184

Total Shareholders' Equity

4,047,311

3,912,716

87,337

Non controlling interest

260,901

181,757

4,057

Total Liabilities and Shareholders' Equity

7,704,544

8,427,301

188,109

The accompanying notes are an integral part of these financial statements

SMC Global Securities Limited

Condensed Consolidated Statements of Cash Flows

(Unaudited)

For the nine months ended December 31,

2009

2010

2010

(` in thousands)

Convenience

translation

into US$

Cash flows from operating activities

Net profit

10,214

(130,285)

(2,908)

Adjustments to reconcile net profit to net cash provided/

(used) in operating activities:

Depreciation and amortization

90,569

114,600

2,558

Deferred tax expense / (benefit)

(71,943)

(23,306)

(520)

Share of profits in equity investee and extraordinary gain

3,823

(180)

(4)

(Profit) / loss on sale of Property & equipment

(219)

(573)

(13)

(Profit) / loss on sale of Investment

-

(8,234)

(183)

Fair value (gain) / loss on investment

-

13,652

305

Fair value (gain) / loss on trading securities

12,750

(5,125)

(114)

Non Controlling Interest

9,846

(79,144)

(1,767)

Unrealized foreign exchange (gain) / loss

-

-

-

Extraordinary gain

(29,756)

-

-

Provision for doubtful debt

5,000

-

-

Provision for gratuity

4,631

6,232

139

Changes in assets and liabilities:

Receivables from clearing organizations

403,025

10,794

241

Receivables from customers

537,455

(155,321)

(3,467)

Dues from related parties

30,495

107,221

2,393

Dues to related parties

(642,729)

(3521)

(79)

Securities owned

(594,988)

303,358

6,771

Commodities

(146,025)

140,420

3,134

Derivatives held for trading

(142,370)

(324,388)

(7,241)

Deposits received from customers

(7,792)

-

-

Deposits with clearing organizations and others

(26,604)

(989,613)

(22,090)

Membership in exchanges

(2,655)

-

-

Other assets

(76,930)

(5,623)

(126)

Payable to broker-dealers and clearing organizations

98,363

81,627

1,822

Payable to customers

250,906

337,318

7,529

Accrued expenses

117,325

67,431

1,505

Net cash provided by operating activities

(167,609)

(542,660)

(12,115)

Cash flows from investing activities

Purchase of property and equipment

(145,392)

(57,991)

(1,294)

Purchase of investments

(714,304)

(117,402)

(2,621)

Acquisition of intangible assets

(24,090)

(12,520)

(279)

Proceeds from sale of property & equipment

1,233

10,831

242

Other Comprehensive income (loss) movement

6,570

-

-

Proceeds from sale of investment

-

319,984

7,143

Acquisition of business, net of cash acquired

29,756

-

-

Net cash used in investing activities

(846,227)

142,902

3,191

Cash flows from financing activities

Net movement in overdrafts and long term debt

368,937

456,061

10,180

Movement in Non Controlling Interest

239,175

-

-

Proceed from issue of share capital

1,110

-

-

Proceed from issue of share warrant

123,998

-

-

Proceed from share application

6,000

-

-

Foreign Exchange Currency Reserve

(11,889)

226

5

Additional paid in capital

308,892

-

-

Subscription refunded

-

(4,536)

(101)

Net cash provided by financing activities

1,036,223

451,751

10,084

Effect of exchange rate changes on cash and cash

equivalents

16

(1)

(8)

Net increase/(decrease) in cash and cash equivalents

during the period

22,403

51,992

1,161

Add : Balance as of beginning of the period

51,727

78,447

1,760

Balance as of end of the period

74,130

130,439

2,912

The accompanying notes are an integral part of these financial statements

SMC Global Securities Limited

Condensed Consolidated Statements of Changes in Shareholders’ Equity

(Unaudited)

Nine months ended December 31, 2009

Common Stock

Subscription

Additional

Retained

Other

Accumulated

Non

Total

(`  in thousands)

received in

Paid in

earnings

reserves

other

controlling

Shares

Par value

advance

Capital

comprehensive

interest

income / (loss)

Balance as of March 31, 2009

8,992,146

89,921

-

1,999,726

746,913

-

(1,041)

36,852

2,872,371

Issue of common share

1,486,241

14,863

6,000

409,172

-

123,998

-

-

554,033

Addition on amalgamation

-

-

-

353,953

454,020

-

-

-

807,973

Extra ordinary gain

-

-

-

-

29,756

-

-

-

29,756

Stake dilution/acquisition in subsidiary

-

-

-

-

-

-

-

249,021

249,021

Net income  for the period

-

-

-

-

(19,542)

-

(5,320)

(9,846)

(34,708)

Balance as of December 31, 2009

10,478,387

104,784

6,000

2,762,851

1,211,147

123,998

(6,361)

276,027

4,478,446

Balance as of December 31, 2009

Convenience translation into US$

2,258

129

59,544

26,102

2,673

(137)

5,949

96,518

Nine months ended December 31, 2010

Common Stock

Subscription

Additional

Retained

Other

Accumulated

Non

Total

(`  in thousands)

received in

Paid in

earnings

reserves

other

controlling

Shares

Par value

advance

Capital

comprehensive

interest

income / (loss)

Balance as of March 31, 2010

10,478,387

104,784

10,536

2,779,175

1,020,798

123,998

8,020

260,901

4,308,212

Subscription refunded

-

(4,536)

-

-

-

-

-

(4,536)

Forfeiture of share warrants

-

-

-

123,998

(123,998)

-

-

-

Net income  for the period

-

-

-

(130,285)

-

226

(79,144)

(209,203)

Balance as of  December 31, 2010

10,478,387

104,784

6,000

2,779,175

1,014,511

-

8,246

181,757

4,094,473

Balance as of  December 31, 2010

Convenience translation into US$

2,339

134

62,035

22,645

-

184

4,057

91,394

The accompanying notes are an integral part of these financial statements

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(` in thousands, except per share data)

1.     Description of Business

SMC  Global  Securities  Limited  (the  ―Company‖  or  ―SMC  Global‖)  is  a  limited  liability  company incorporated  and  domiciled  in  India.  The  Company  is  a  trading  member  of  the  National  Stock

Exchange  of  India  Limited  (―NSE‖)  in  the  capital  market  and  trading  and  clearing  member  in  the futures  and  options  market.  Further,  the  Company  is  trading  and  clearing  member  of  NSE  and

MCX    Stock    Exchange    Limited    in    currency    segment    of   the    Exchange.    Consequent    to

amalgamation  of  SAM  Global  Securities  Limited  (―SAM‖)  with  the  Company,  now the  Company is  also  a  trading  member  of  the  Bombay  Stock  Exchange  Limited  (―BSE‖)  in  the  capital  market,

trading  and  clearing  member  in  the  futures  and  options  market  and  also  provides  depository participant  services  through  Central  Depository  Services  (India)  Limited  and  National  Securities

Depository  Limited.   Its   wholly  owned   subsidiary,   SMC   Comtrade   is  a   trading  and   clearing

member  of  National  Commodity  Exchange  of  India  (―NCDEX‖),  Multi  Commodity  Exchange  of

India  (―MCX‖),  Indian  Commodity  Exchange  Limited  (―ICEX‖),  National  Multi  Commodity

Exchange  of  India  Limited  (―NMCE‖)  and  NCDEX  Spot  Exchange  &  National  Spot  Exchange

Limited   (―NSEL‖)   in   the   commodity   market.   SMC   Comex   International,   DMCC   (―SMC

Comex‖),  a  wholly  owned  subsidiary  of  SMC  Comtrade  holds  trading  and  clearing  membership for  Dubai  Gold  Commodity  Exchange  (―DGCX‖)  and  SMC  Insurance  Brokers  Private  Limited  is

also  wholly  owned  subsidiary  of  SMC  Comtrade  Limited  holds  direct  insurance  broking  license from  IRDA  (Insurance  &  Regulatory  Development  Authority  of  India)  in  the  life  and  non  life insurance.  The  Company  is  a  holding  company  of  SMC  Wealth  Management  Services  which  is engaged  in  the  business  of  portfolio  management  consultancy.  In  the  year  2008  the  Company  has also  become  holding  company  of  Moneywise  Financial  Services  Private  Limited,  registered  as

Non- Banking financial Company with Reserve Bank of India (―RBI") and SMC Capitals Limited,

registered  as  Category  I  Merchant  Banker  with  SEBI.  The  Company  has  formed  a  wholly  owned

subsidiary,  SMC  ARC  Limited   to  enter  into  the  business  of  asset  reconstruction.  SMC  ARC  is  in

the   process   of   compliance   of   statutory   requirements   and   for   obtaining   necessary  regulatory

approvals to commence the business.

During  the  fiscal  year  2009-10,  SMC  Comtrade  has  acquired  trading  and  clearing  membership  of

NSEL and ICEX.

During  the  quarter  ended  September  2010,  SMC  Comtrade  has  also  acquired  trading  and  clearing membership of ACE Derivatives and Commodity Exchange Limited.

The   Company‘s   shares   are   listed   on   the   Delhi   Stock   Exchange,   Ludhiana   Stock  Exchange,

Ahmedabad  Stock  Exchange  and  Calcutta  Stock  Exchange  in  India.  Consequent  to  amalgamation of  SAM  with  the  Company,  now  the  Company  is  also  listed  on  the  Guwahati  Stock  Exchange  in

India.

The  Company  engages  in  proprietary  transactions  and  offers  a  wide  range  of  financial  services  to

meet   client‘s   needs   including   brokerage   services,   clearing   member   services,   distribution   of

financial products  such as  mutual  funds and  initial  public  offerings,  wealth  management and  other financial services.

2.     Summary of Significant Accounting Policies

Basis of preparation

The  consolidated  financial  statements  include  the  accounts  of  SMC  Global  Securities  Limited,  its wholly-owned  subsidiaries  (‗Group‘)  and  their  equity  affiliates.  The  statement  of  income  includes the  results  of  SMC  Comtrade,  SMC  Wealth  Management,  SMC  Capitals,  SMC  ARC,  SMC

Insurance,  SMC  Comex  &  Moneywise  Financial  from  the  date  of  acquisition.  All  significant intercompany  transactions  have  been  eliminated.  The  Group  accounts  for  investments  in  entities

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(` in thousands, except per share data)

that  are  not  variable  interest  entities  where  the  Group  owns  a  voting  or  economic  interest  of  20%

to  50%  and/or  for  which  it  has  significant  influence  over  operating  and  financing  decisions  using the equity method of accounting. The Group‘s equity in the  profits/(losses) of affiliates is included in the statements of income unless the carrying amount of an investment is reduced to zero and the

Group  is  under  no  guaranteed  obligation  or  otherwise  committed  to  provide  further  financial support.

The Group consolidates investments in which it holds, directly or indirectly,  more than 50% of the voting rights or where it exercises control.

Interim financial information

The   accompanying   condensed   consolidated   financial   statements   of   SMC   Global   Securities

Limited  and  its  wholly-owned  subsidiaries  (‗Group‘)  for  the  nine  months  ended  December  31,

2009 and 2010 are unaudited. In the opinion of management,  the condensed consolidated  financial statements  include  all  adjustments  that  management  considered  necessary  for  a  fair  statement  of its financial  position,  operating results and  cash  flows  for  the  interim periods presented.  Operating results  and  cash  flows  for  interim  periods  are  not  necessarily  indicative  of  results  for  the  entire year. The Condensed  Consolidated Balance Sheet as of March 31, 2010,  was derived  from audited

financial   statements,   but   does   not   include   all   disclosures   required   by   accounting   principles

generally  accepted  ("GAAP")  in  the  United  States  of  America  for  full  financial  statements.  These financial  statements  should  be  read  in  conjunction  with  the  audited  financial  statements  and  notes thereto for the year ended March 31, 2010.

Use of Estimates

In  preparing  these  financial  statements,  management  makes  use  of  estimates  concerning  certain assets  and  liabilities  and  disclosure  of  contingent  assets  and  liabilities  at  the  date  of  the  financial statements  and  certain  revenues  and  expenses  during  the  reporting  period.  Estimates,  by  their nature,  are  based  on  judgment  and  available  information.  Therefore,  actual  results  could  differ from  those  estimates  and  could  have  a  material  impact  on  the  financial  statements,  and  it  is possible  that  such  changes could  occur  in the  near  term.  Significant estimates and  assumptions are

used   when  accounting  for  certain  items,   such  as  but   not  limited  to,  valuation  of  securities,

allowances  for  uncollectible  accounts  receivable,  future  obligations  under  employee  benefit  plans,

useful lives of property and equipment, valuation allowances for deferred taxes and contingencies.

Foreign Currency and Convenience Translation

The  accompanying  financial  statements  are  reported  in  Indian  rupee  (―INR‖  or  `).  The  Indian rupee  is  the  functional  currency  for  the  Group  and  its  affiliates,  other  than  SMC  Comex.  The functional  currency  of  SMC  Comex  is  its  local  currency  i.e.  AED.  Assets  and  liabilities  of  SMC

Comex  are  translated  at  year-end/quarter-end  rates  of  exchange,  and  income  statement  accounts are  translated  at  weighted  average  rates  of  exchange  for  the  year/period.  Gains  or  losses  resulting from foreign currency transactions are included in net income.

For  the  convenience  of  the   reader,  the  financial   statements  as  of  and   for  the   period   ended

December  31,  2010  have  been  translated  into  U.S.  dollars  (US$)  at  US$1.00  =  `  44.80  based  on the  spot exchange  as on  December  31,  2010 declared by the  Federal  Reserve  Board,  United  States of  America.  Such  translation  should  not  be  construed  as  representation  that  the  rupee  amounts

have  been  or  could  be  converted  into  U.S.  dollars  at  that  or  any  other  rate,  or  at   all.  The

convenience translation is unaudited.

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(` in thousands, except per share data)

Revenue Recognition

a) Proprietary Trading

Revenues  from  proprietary  trading  consist  primarily  of  net  trading  income  earned  by  the  Group when trading as principal. Net trading income from proprietary trading represents trading gains net of  trading  losses.  Proprietary  revenue  includes  both  realized  and  unrealized  gains  and  losses.  The profit  and  loss  arising  from  all  transactions  entered  into  for  the  account  and  risk  of  the  Group  are recorded on a trade date basis.

Derivative  financial  instruments  are  used  for  trading  purposes  and  carried  at  fair  value.  Market value  for  exchange-traded  derivatives,  principally  futures  and  options  is  based  on  quoted  market prices.  The  gains  or  losses  on  derivatives  used  for  trading  purposes  are  included  in  revenues  from proprietary  trading.  Purchases  and  sales  of  derivative  financial  instruments  are  recorded  on  trade date. The transactions are recorded on a net basis when the legal right of offset exists.

b) Commission Income

Commission   income   is   recognized   on   trade   date   basis   as   securities   transactions   occur.

Commission income from insurance broking business is recognized on the logging in or placement of  policies  with  the  respective  insurance  company.  The  Group  reports  commission  income  on transactions as revenue  on gross basis and reports commissions paid to sub brokers as commission expense.

c) Distribution Income

The  Group  earns  distribution  income  on  distribution  of  initial  public  offerings,  mutual  funds  and

other   securities   on  behalf  of  the   lead   managers   of  those   offerings,   mutual   funds   and   other

securities.  The  Group‘s  primary  obligation  is  distribution  and  collection  of  the  subscription  forms through  its  sub-broker  network  for  which  it  is  compensated  by  the  lead  managers.  It  recognizes

distribution   income   net   of   distribution   revenues   attributable   to   sub-brokers   when   significant

obligations have been fulfilled and the right to recognize revenue has been established.

d) Portfolio Management and Consultancy Services

The  Group  renders portfolio management services and  management consultancy.  It recognizes the fee  income  on  an  accrual  basis  in  accordance  with  the  terms  of  agreement  and  completion  of service.

Securities Transactions

Securities owned consist of securities and derivative instruments used  for trading purposes and  for managing  risk  exposure  in  trading  inventory.  Proprietary  security  transactions  are  recorded  on  a trade  date  basis  at  fair  value.  Changes  in  fair  value  of  securities  (i.e.,  unrealized  gains  or  losses)

are recognized as proprietary trading revenues in the current period.

Marketable  securities are  valued  at  market value,  based  on quoted  market  prices and  securities not readily marketable are valued at fair value as determined by management.

Investments

Equity  securities  held  for  purposes  other  than  trading  which  do  not  have  a  readily  determinable fair  value,  are  accounted  at  cost  or  equity  method  of  accounting  subject  to  an  impairment  charge

for any other than temporary decline in value.   The impairment is charged to income  statement.   In

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(` in thousands, except per share data)

order to determine  whether a  decline in value is other than temporary, the Group evaluates, among other  factors,  the  duration  and  extent  to  which  the  value  has  been  less  than  the  carrying  value,  the financial  condition  of  and  business  outlook  for  the  investee,  including  key  operational  and  cash flow  indicators,  current  market  conditions  and  future  trends  in  the  industry  and  the  intent  and ability  of  the  Group  to  retain  the  investment  for  a  period  of  time  sufficient  to  allow  for  any anticipated recovery in value.

Cash and Cash Equivalents

Cash and cash equivalents consist of cash and highly liquid investments with maturities of 90 days or less at the date of acquisition.

Property and Equipment

Property and equipment are carried at cost less accumulated depreciation. Depreciation is provided over estimated useful life using the straight-line  method. The estimated useful lives of assets are as follows:

Buildings

50 years

Equipment, vehicles and furniture

5 years

Computer hardware

3 years

Satellite equipment (―VSAT‖)

10 years

Purchased Intangible Assets

Purchased  intangible  assets  are  amortized  over  their  useful  lives  unless  these  lives  are  determined to  be  indefinite.  Purchased  intangible  assets  are  carried  at  cost,  less  accumulated  amortization.

Amortization  is  computed  over  the  estimated  useful  lives  of  three  years  using  the  straight-line method.

Impairment of Long-Lived Assets

Long-lived  assets  and  certain  identifiable  intangible  assets  to  be  held  and  used  are  reviewed  for impairment  whenever  events  or  changes  in  circumstances  indicate  that  the  carrying  amount  of such  assets  may  not  be  recoverable.  Indefinite  lived  intangible  assets  are  tested  annually  for impairment. Determination of recoverability of long-lived assets and certain identifiable intangible assets is based on an estimate  of undiscounted  future cash flows resulting from the  use of  the asset and  its  eventual  disposition.  Measurement  of  an  impairment  loss  for  long-lived  assets  and  certain identifiable intangible assets that  management expects to hold and use is based on the fair value of the asset.  Long-lived assets and certain identifiable intangible assets to be disposed of are reported at the lower of carrying amount or fair value less costs to sell.

Receivables and Payables

Customer Receivables and Payables

Customer‘s  securities  transactions  are  recorded  on  a  settlement  date  basis.  Receivables  from  and payables  to  customers  include  amounts  due  on  cash  transactions,  including  derivative  contracts transacted  on  behalf  of  the  Group‘s  customers.  Securities  owned  by  customers,  including  those that collateralize margin or other similar transactions, are not reflected on the financial statements.

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(` in thousands, except per share data)

Brokers-Dealers and Clearing Organizations Receivables and Payables

Amounts   due   from   and   due   to   other   broker-dealers   and   clearing   organizations   include   net

receivables   or   payables   arising   from   unsettled   regular-way   transactions,   failed   settlement

transactions and commissions.

Allowance for Doubtful Accounts

Management  estimates  an  allowance  for  doubtful  accounts  to  reserve  for  potential  losses  from

unsecured   and   partially   secured   customer   accounts   deemed   uncollectible.   The   facts   and

circumstances  surrounding  each  receivable  from  customers  and  the  number  of  shares,  price  and volatility of the underlying collateral are considered by management in determining the allowance.

Management  continually  evaluates  its  receivables  from  customers  for  collectability  and  possible write-off.  The  Group  manages  the  credit  risk  associated  with  its  receivables  from  customers through credit limits and continuous monitoring of collateral.

Membership in Exchanges

Exchange memberships owned by the Group are originally carried at cost. Adjustments to carrying value  are  made  if  the  Group  determines  that  an  ―other-than-temporary‖  decline  in  value  has occurred.  In  determining  whether  the  value  of  the  exchange  memberships  the  Group  owns  are impaired  (that  is,  fair  market  value  is  below  cost)  and  whether  such  impairment  is  temporary  or other-than-temporary,  the  Group  consider  many  factors,  including,  but  not  limited  to,  information regarding recent sale and lease prices of exchange memberships, historical trends of sales prices of

memberships,   the   current   condition   of   the   particular   exchange‘s   market   structure,   legal   and

regulatory   developments   affecting   the   particular   exchange‘s   market   structure,   trends   in   new

listings  on  the  particular  exchange,  general  global  and  national  economic  factors  and  the  Group‘s knowledge and judgment of the securities market as a whole.

Advertising Costs

The Group expenses all advertising costs, as incurred.

Employee Benefits

i) Provident Fund

In  accordance  with  Indian  law,  employees  are  entitled  to  receive  benefits  under  the  Provident

Fund,  which  is  a  defined  contribution  plan.  Both  the  employee  and  the  employer  make  monthly contributions to  the  plan  at  a  predetermined  rate  (presently  12.0%)  of the  employees‘ basic  salary.

These  contributions  are  made  to  the  fund  administered  and  managed  by  the  Government  of  India.

The  Group‘s  monthly  contributions  are  charged  to  income  in  the  period  they  are  incurred.  The

Group has no further obligations under the plan beyond its monthly contributions.

ii) Gratuity Plan

The  Group  has  a  defined  benefit  retirement  plan  (the  ―Gratuity  Plan‖)  covering  all  its  employees in  India.  The  Gratuity  Plan  provides  a  lump  sum  payment  to  vested  employees  at  retirement  or termination  of  employment  based  on  the  respective  employee's  salary  and  years  of  employment with the Group.

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(` in thousands, except per share data)

The  Group  provides for  the  Gratuity Plan on the  basis of actuarial  valuation.  All actuarial  gains or losses are expensed off in the year in which they arise.

The funded status of the Group‘s retirement related benefit plan is recognized in the balance sheet.

The  funded  status  is  measured  as  the  difference  between  the  fair  value  of  plan  assets  and  the projected benefit obligation at  December 31, the measurement date.

Income Taxes

In accordance  with the provisions of SFAS 109,  "Accounting for Income Taxes", income taxes are

accounted   for   under   the   asset   and   liability   method.   Deferred   tax   assets   and   liabilities   are

recognized   for   the   future   tax   consequences   attributable   to   differences   between   the   financial

statements  carrying  amounts  of  existing  assets  and  liabilities  and  their  respective  tax  bases  and operating  loss  carry  forwards.  Deferred  tax  assets  and  liabilities  are  measured  using  enacted  tax rates  expected  to  apply  to  taxable  income  in  the  years  in  which  those  temporary  differences  are expected  to  be  recovered  or  settled.  The  effect  on  deferred  tax  assets  and  liabilities  of  a  change  in

tax   rates   is   recognized   in   the   statement   of   income   in   the   period   of   enactment.   Based   on

management‘s  judgment,  the  measurement  of  deferred  tax  assets  is  reduced,  if  necessary,  by  a valuation  allowance  for  any  tax  benefits  for  which  it  is  more  likely  than  not  that  some  portion  or all  of  such  benefits  will  not  be  realized.  Due  to  the  intent  and  the  ability  of  the  Group  to  receive dividends  and/or  to  liquidate  investments  in  a  tax-free  manner,  the  Group  has  not  recorded  a deferred tax liability on the undistributed earnings of equity accounted associates.

Earnings Per Share

In  accordance  with  the  provisions  of  SFAS  128,  "Earnings  Per  Share",  basic  earnings  per  share  is computed  on  the  basis  of  the  weighted  average  number  of  shares  outstanding  during  the  period.

Now,  the  Company  has  dilutive  securities  and  hence  the  basic  and  diluted  earnings  per  share  are different.

Recent Accounting Pronouncements

In  June  2009,  the  Financial  Accounting  Standards  Board  (―FASB‖)  issued  Accounting  Standards

Update   No.   2009-01,   ―Generally   Accepted   Accounting   Principles‖   (ASC   Topic   105)   which

establishes  the  FASB  Accounting  Standards  Codification  (―the  Codification‖  or  ―ASC‖)  as  the

official  single  source  of  authoritative  U.S.  generally  accepted  accounting  principles.  All  existing

accounting   standards   are   superseded.   All   other   accounting   guidance   not   included   in   the

Codification  will  be  considered  non-authoritative.  The  Codification  also  includes  all  relevant

Securities  and  Exchange  Commission  guidance  organized  using  the  same  topical  structure  in separate sections within the Codification. Following the Codification, the FASB will not issue new

standards   in  the   form  of  Statements,   FASB   Staff  Positions   or   Emerging  Issues   Task  Force

Abstracts. Instead, it will issue Accounting Standards Updates (―ASU‖)  which will serve to update the  Codification,  provide  background  information  about  the  guidance  and  provide  the  basis  for conclusions on the changes to the Codification. The Codification is not intended to change GAAP,

but  it  will  change  the  way  GAAP  is  organized  and  presented.  The  Codification  is  effective  for  the

Group‘s second quarter  financial statements and the principal impact on the  financial  statements is

limited   to   disclosures   as   all   future   references   to   authoritative   accounting   literature   will   be

referenced  in  accordance  with  the  Codification.  In  order  to  ease  the  transition  to  the  Codification,

the   Company   is   providing   the   Codification   cross-reference   alongside   the   references   to   the

standards issued and adopted prior to the adoption of the Codification.

In  September  2006,  the  FASB  issued  ASC  820-10  (SFAS  No.  157,  ―Fair  Value  Measurements‖

(―SFAS   157‖)).   ASC   820-10   (SFAS   157)   defines   fair   value,   establishes   a   framework   for

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(` in thousands, except per share data)

measuring  fair  value,  and  enhances  fair  value  measurement  disclosure.  In  February  2008,  the

FASB issued  ASC 820-10-15  (FASB Staff Position (―FSP‖) 157-1), ASC 820-10 (―Application of

FASB  Statement  No.  157‖)  removes  certain  leasing  transactions  from  its  scope.  ASC  820-10-55

(FSP  157-2)  delays  the  effective  date  of  ASC  820-10  (SFAS  157)  for  all  nonfinancial  assets  and nonfinancial  liabilities,  except  for  items  that  are  recognized  or  disclosed  at  fair  value  in  the financial  statements  on  a  recurring  basis  (at  least  annually),  until  the  beginning  of  the  first  quarter

of   fiscal   2010.   The   adoption   of   ASC   820-10   (SFAS   157),   effective   April   1,   2009,   for   all

nonfinancial  assets  and  nonfinancial  liabilities  did  not  have  a  material  impact  on  it‘s  results  of operations or financial position.

In  December 2007,  the  FASB  issued  ASC  810-10  (SFAS  No. 160,  ―Non  controlling  Interests  in

Consolidated  Financial  Statement—Amendments  of  ARB  No. 51‖).  The  standard  changes  the accounting  for  non  controlling  (minority)  interests  in  consolidated  financial  statements  including the requirements to classify non controlling interests as a component of consolidated stockholders‘

equity,  and  the  elimination  of  ―non  controlling  interest‖  accounting  in  results  of  operations  with

earnings   attributable   to   non   controlling   interests   reported   as   part   of   consolidated   earnings.

Additionally,  ASC  810-10  (SFAS  160)  revises  the  accounting  for  both  increases  and  decreases  in a  parent‘s  controlling  ownership  interest.  The  Group  adopted  ASC  810-10  (SFAS  160)  effective

April 1, 2009.

In  April  2008,  the  FASB  issued  ASC  350-30  (FSP  FAS  142-3,  ―Determination  of  the  Useful  Life

of  Intangible  Assets‖).  ASC  350-30  (FSP  No.  FAS  142-3)  amends  the  factors  that  should  be considered  in  developing  renewal  or  extension  assumptions  used  to  determine  the  useful  life  of  a recognized  intangible  asset  under  ASC  350-10  (SFAS  No.  142  ―Goodwill  and  Other  Intangible

Assets‖) (―ASC 350-10‖). ASC 350-30 (FSP No. FAS 142-3) became effective for the Group with its  fiscal  year  beginning  April  1,  2009  and  did  not  have  a  significant  impact  on  the  Group‘s consolidated financial statements.

In   August   2009,   the   Financial   Accounting   Standards   Board   (―FASB‖)   issued   Accounting

Standards Update  (―ASU‖)  No.  2009-05,  ―Measuring  Liabilities at Fair  Value‖  (―ASU  2009-05‖).

The amendments in this ASU apply to all entities that  measure liabilities at fair value and provides clarification  that  in  circumstances  in  which  a  quoted  price  in  an  active  market  for  the  identical liability  is  not  available,  an  entity  is  required  to  measure  fair  value  using  one  or  more  techniques laid  out  in  this  ASU.  The  guidance  provided  in  this  ASU  is  effective  for  the  first  reporting  period

(including   reporting   periods)   beginning   after   issuance.     The   Company   does   not   expect   the

adoption of this ASU to have a material impact on its consolidated financial statements.

3.     Business Combination

The  excess  purchase  price  over  those  fair  values  is  recorded  as  goodwill.  Any  negative  goodwill being the excess of fair value  of the acquired net assets over cost is initially adjusted in accordance with  SFAS  141R  ―Business  Combinations‖  against  the  values  assigned  to  specified  assets  and  the unadjusted  balance  is  recognized  as  an  extraordinary  gain.  The  fair  value  assigned  to  assets acquired is based on valuations using management's estimates and assumptions.

The  company  has  subscribed  1,000,000  shares  (Face  value  of `10)  of its  subsidiary SMC  Capitals

Limited  through  fresh  issue  as  on  April 1,  2009  after  this allotment  the  ownership  of the  company raised  to  97.18%.  The  company has also  acquired  the  balance  100,000  shares (Face  value  of `  10)

of SMC Capitals Limited as on February 25, 2010, resulting the ownership of 100%. On acquiring this  non  controlling  interest,  company  has  earned  an  extra  ordinary  gain  of `  192  in  the  financial year 2009-10.

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(` in thousands, except per share data)

The company has acquired balance 1,114,650 shares (Face value of `  10) of Moneywise  Financial

Services  Pvt.  Limited  as  on  July  1,  2009  for  a  consideration  of  `  22,293/-  resulting  it  a  100%

subsidiary  of  the  company.  On  acquiring  non  controlling  interest,  company  has  earned  an  extra ordinary gain of ` 13,693 in the financial year 2009-10.

The  Group  allocates  the  purchase  price  of  its  acquisitions  to  the  tangible  assets,  liabilities  and intangible  assets  acquired,  based  on  their  estimated  fair  values.  The  excess  purchase  price  over those  fair  values  is  recorded  as  goodwill.  Any  negative  goodwill  being  the  excess  of  fair  value  of the  acquired  net  assets  over  cost  is  initially  adjusted  in  accordance  with  SFAS  141  ―Business

Combinations‖  against  the  values  assigned  to  specified  assets  and  the  unadjusted  balance  is recognized  as  an  extraordinary  gain.  The  fair  value  assigned  to  assets  acquired  is  based  on valuations using management's estimates and assumptions.

Unaudited pro forma financial information

The  unaudited  financial  information  in  the  table  below  summarizes  the  combined  results  of operations of SMC Global, SMC Comtrade, SMC Capital, SMC Wealth and Moneywise  Financial

on  a  pro  forma  basis,  as  though  the  companies  had  been  combined  as  of  the  beginning  of  each  of the  periods  presented.  The  pro  forma  financial  information  is  presented  for  information  purpose only  and  is  not  indicative  of  the  results  of  operations  that  would  have  been  achieved  if  the acquisition  or  dilution  had  taken  place  at  the  beginning  of  each  of  the  periods  presented.  The  pro forma  financial  information  for  all  periods  presented  also  includes  adjustments  to  depreciation  on acquired property and equipment, amortization charges from acquired intangible assets.

Nine months ended, December 31

2009

2010

2010

US $

Total revenue

2,113,411

2,224,175

49,646

Earnings before extraordinary gain

(29,806)

(209,429)

(4,676)

Net income

9,796

(130,285)

(2,909)

Earnings per share before extraordinary gain

(2.86)

(12.43)

(0.28)

Earnings per share

0.94

(12.43)

(0.28)

4.     Deposits with Clearing Organizations and Others

SMC  Global  is  a  member  of  the  clearing  organization  at  which  it  maintains  cash  on  deposits required  for  the  conduct  of  its  day-to-day  clearance  activities.  The  Group  also  maintains  deposits with its bankers as margin for credit facilities availed.

5.     Receivables from Exchange and Clearing Organizations

As of

March 31,

December      December

2010

31, 2010

31, 2010

US $

Receivable from clearing organizations

126,462

115,668

2,582

Total

126,462

115,668

2,582

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(` in thousands, except per share data)

6.     Securities Owned

Securities consist of trading securities at market values, as follows:

As of

March 31,

December     December

2010

31, 2010

31, 2010

US $

Equity shares

1,751,136

1,452,903

32,431

Total

1,751,136

1,452,903

32,431

7.     Derivatives assets held for trading

These consist of exchange traded futures and options at market values, as follows:

As of

March 31,     December     December

2010

31, 2010

31, 2010

US $

Exchange traded derivatives held for trading

17,208

332,944

7,432

Total

17,208

332,944

7,432

8.     Other Assets

Other assets consist of:

As of

March 31,

December

December

2010

31, 2010

31, 2010

US $

Advance to BCCL

602,736

547,977

12,232

Prepaid expenses

27,215

29,643

662

Security deposits

59,144

48,448

1,081

Advance tax, net

109,178

73,438

1,639

Others

489,505

593,895

13,257

Total

1,287,778

1,293,401

28,871

Advances  to  BCCL  reflect  the  amount  paid  as  advance  against  advertisement  expenses  to  Bennett

Coleman & Co Limited for the period of five year ending on April 14, 2013.

Prepaid  expenses  primarily  include  the  un-expired  portion  of  annual  rentals  paid  for  use  of  leased telecommunication lines, insurance premiums and bank guarantee charges.

Security  deposits  primarily  include  deposits  for  telecommunications,  VSAT  and  assets  taken  on operating lease.

Advance tax primarily includes taxes paid to Indian taxation authorities for income tax and service tax, net off amount of provision for income tax.

Others   primarily   include   advances   paid   for   property   being   taken   on   lease,   connectivity,

advertisement and legal expenses.

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(` in thousands, except per share data)

9.     Property and Equipment

Property and equipment consist of:

As of

March     December     December

31, 2010

31, 2010

31, 2010

US $

Land

10,022

10,022

224

Building

64,637

56,084

1,252

Equipment

95,396

105,335

2,351

Furniture and Fixture

167,659

181,419

4,050

Computer Hardware

255,750

280,871

6,269

Vehicle

27,516

30,580

683

Satellite Equipment

36,175

36,665

818

Total property and equipment

657,155

700,976

15,647

Less: Accumulated depreciation

281,420

369,906

8,257

Total property and equipment, net

375,735

331,070

7,390

Depreciation expense amounted to ` 30,932 and ` 92,399 for the three and nine months ended

December 31, 2010 respectively. Depreciation expense amounted to ` 24,581 and ` 69,342 for the three and nine months ended December 31, 2009 respectively.

Property and equipment includes following assets under capital lease:

As of

March     December     December

31, 2010

31, 2010

31, 2010

US $

Vehicle

4,775

7,365

164

Total leased property and equipment

4,775

7,365

164

Less: Accumulated depreciation

915

1,333

30

Total leased property and equipment, net

3,860

6,032

134

10.   Intangible Assets

Intangible assets consist of:

As of

March      December

December

31, 2010

31, 2010

31, 2010

US $

Intangible assets subject to amortization

Software

115,105

127,640

2,850

Customer relationship

7,500

7,500

167

Intangible assets not subject to amortization

Goodwill

1,500

1,500

33

Membership in exchanges

3,927

3,912

87

Total intangible assets

128,032

140,552

3,137

Less: Accumulated amortization

79,197

101,398

2,263

Total intangible assets, net

48,835

39,154

874

Amortization  expense  amounted  to  `  9,238  and  `  22,201  for  the  three  and  nine  months  ended

December  31,  2010  respectively.  Amortization  expense  amounted  to `  7,771  and `  21,227  for  the three and nine months ended December 31, 2009 respectively.

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(` in thousands, except per share data)

11.   Investments

Investments consist of:

As of

March     December     December

31, 2010

31, 2010

31, 2010

US $

Investments accounted for by equity method

170,440

170,620

3,809

Trading Investment

372,671

63,115

1,408

Other investment

38,762

140,318

3,132

Total

581,873

374,053

8,349

As  part  of  its  corporate  strategy  and  in  the  normal  course  of  its  business,  the  Group  makes investments  in  the  equity  of  companies  which  are  engaged  in  businesses  similar  to  Group‘s  core business.

SMC  Global  holds  49,000  shares,  representing  40%  interest  in  Trackon  Telematics  Pvt.  Ltd.  The

Group  accounts  for  its  investment  in  Trackon  Telematics  Pvt.  Ltd.  under  equity  method  of accounting.  The  carrying amount of equity investments  without readily determinable  market  value is ` 13,616 as of December 31, 2010.

The  group  has  entered  into  the  business  of  asset  management  along  with  Sanlam  Investment

Management   Company   Limited   through   equity   participation.   The   Company   has   invested  `

159,900  to  acquire  15,990,000  equity  shares  of  Sanlam  Investment  Management  (India)  Limited

representing   39%   interest.   The   Group   accounts   for   its   investment   in   Sanlam   Investment

Management  (India)  Limited  under  equity  method  of  accounting.  The  carrying  amount  of  equity investments  without  readily  determinable  market  value  is  `  153,037  as  of  December  31,  2010.

Further,  the  Company  has  invested  `  3,900  to  acquire  390,000  equity  shares  of  Sanlam  Trustee

Company  (India)  Limited  representing  39%  interest.  The  Group  accounts  for  its  investment  in

Sanlam  Trustee   Company  (India)  Limited  under  equity  method  of  accounting.  The   carrying

amount   of   equity   investments   without   readily   determinable   market   value   is  `   3,967   as   of

December 31, 2010.

Trading investment as of  December  31,  2010 `  63,115  includes investment in  shares,  mutual  fund and derivatives and include net unrealized gain/(loss).

12.   Overdrafts and Long Term Debt

Bank Overdrafts

The  Group‘s  debt  financing  is  generally  obtained  through  the  use  of  overdraft  facilities  from banks.  The  interest  rates  on  such  borrowings  reflect  market  rates  of  interest  at  the  time  of  the transactions.  The  balance  of  these  facilities  was `  1,021,815  and `  938,034  as  of  March  31,  2010

and  December  31,  2010,  respectively,  at  average  effective  interest  rates  of  8.73%  and  7.31%,

respectively.   Deposits  have  been  pledged  by the  Group  with  bankers  to  secure  these  debts.  These

deposits  are  classified  in  the  balance  sheet   under  ―Deposits  with  clearing  organizations  and

others‖.

Book Overdraft

Book  overdrafts  were  `  138,526  and  `  151,649  at  March  31,  2010  and  December  31,  2010,

respectively.

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(` in thousands, except per share data)

Long Term Debt

Long  term  debt  outstanding  comprises  of  loans  taken  against  vehicles  and  movable  assets.  The

long   term   debt   was  `   2,642   and  `   529,361   at   March   31,   2010   and   December   31,   2010,

respectively,  at  average  effective  interest  rates  of  9.6%  and  12.59%,  respectively.  Long  term  debt is secured by hypothecation of vehicles, movable assets and pledge of promoter‘s shares.

13.   Net Capital Requirements

The  Group  is  subject  to  regulations  of  SEBI  and  stock  exchanges,  which  specifies  minimum  net capital  requirements.  The  net  capital  for  this  purpose  is  computed  on  the  basis  of  the  information contained  in  Company‘s  statutory  books  and  records  kept  under  accounting  principles  generally accepted in local jurisdiction. The Company submits periodic reports to the regulators.

SMC Global is subject to regulations of SEBI, NSE and BSE in India. The Company is required to maintain  net  capital  of  `  100,000  in  NSE  and  `  30,000  in  BSE.  As  of  March  31,  2010  and

December  31,  2010,  the  net  capital  as  calculated  in  the  periodic  reports  was  `  1,147,891  and

` 1,542,950, which was in excess of its net capital requirement.

SMC  Comtrade  is  subject  to  regulations  of  MCX,  NCDEX,  ICEX,  NMCE/  NCDEX  (Spot)  and

NSEL in India,  which specifies  minimum net  capital requirements of `  70,000  in aggregate.  As of

March 31, 2010 and  December 31, 2010, the  net capital as calculated in the  periodic reports was `

442,617 and ` 703,092, which was in excess of its net capital requirement.

SMC  Comex  is  subject  to  regulations  of  DGCX  in  Dubai.  The  Company  is  required  to  maintain net  capital  of  USD  350  thousand  which  is  equivalent  to  `  15,680.  As  of  March  31,  2010  and

December  31,  2010,  the  net  capital  as  calculated  in  the  periodic  reports  was  `  16,324  and  `

21,941, which was in excess of its net capital requirement.

SMC  Capital  is  subject  to  regulations  of  SEBI  in  India.  The  Company  is  required  to  maintain  net capital  of `  50,000.  As of  March 31,  2010  and  December  31,  2010,  the  net  capital as calculated  in the periodic reports was ` 62,209 and ` 62,678, which was in excess of its net capital requirement.

14.   Exchange, Clearing and Brokerage fees

As per  regulations in India,  specified  securities transactions are  liable  for  securities transaction tax

(―STT‖).  Until  March  31,  2008,  under  the  Indian  Income  Tax  Act,  the  Company  can  set-off  the

amount  paid  for  STT  towards  its  liability  for  taxes  on  income  arising  from  taxable  securities transactions.  By  the  amendment  in  Indian  Finance  Act  2008,  STT  has  been  allowed  as  business expenses  from  the  fiscal  year  2008-09  and  thereafter  STT  charged  as  expense  amounted  to  `

492,296  and `  246,333  for  the  year  ended  March  31,  2010  and  nine  months  ended  December  31,

2010 respectively.

15.   Payable to Broker Dealers and Clearing Organizations

As of

March 31,

December

December

2010

31, 2010

31, 2010

US $

Payable to clearing organizations

29,224

20,391

455

Commission payable

8,522

98,982

2,210

Total

37,746

119,373

2,665

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(` in thousands, except per share data)

16.   Accounts Payable, Accrued Expenses and Other Liabilities

As of

March 31,

December

December

2010

31, 2010

31, 2010

US $

Security deposits

25,974

26,109

583

Accrued expenses

95,952

124,084

2,770

Other liabilities

20,924

44,676

997

Provision for gratuity

16,599

22,776

508

Salary payable

44,913

43,698

975

Other Liabilities

14,798

31,480

703

Total

219,160

292,823

6,536

Security  deposits  primarily  include  deposits  taken  from  sub-brokers  for  satellite  equipment  and deposits from employees.

Other  liabilities  primarily  include  statutory  liabilities  payable  to  Indian  tax  authorities  and  other staff welfare funds.

Other  Liabilities  primarily  include  revenue  received  in  advance,  provision  for  leave  encashment and temporary finance for IPO  from a financing company.

17.   Distribution Income

The net distribution income comprises of:

Quarter ended December 31,

December

December

December

31, 2009

31, 2010

31, 2010

US $

Gross distribution revenue

42,795

68,600

1,531

Less: Distribution revenues attributable to sub-

31,810

56,980

1,272

brokers

Net distribution income

10,985

11,620

259

Nine months ended December 31,

December

December

December

31, 2009

31, 2010

31, 2010

US $

Gross distribution revenue

105,640

175,442

3,916

Less: Distribution revenues attributable to sub-

77,864

130,365

2,910

brokers

Net distribution income

27,776

45,077

1,006

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(` in thousands, except per share data)

18.   Employee benefits

The Gratuity Plan

Net gratuity cost for the three months ended  December 31, 2009 and 2010 comprises the following components:

Quarter ended December 31,

2009

2010

2010

US $

Service cost

150

1,782

40

Interest cost

348

150

3

Amortization

20

(45)

(1)

Net gratuity costs

518

1,887

42

Nine months ended December 31,

2009

2010

2010

US $

Service cost

2,110

5,850

131

Interest cost

8,540

544

12

Amortization

(6,340)

(162)

(4)

Net gratuity costs

4,310

6,232

139

The Group has contributed ` Nil and ` Nil in the three and nine months ended December 31, 2010 and expects to contribute approximately ` 7,400 to the gratuity trust during the remainder of fiscal year 2010-11.

Provident Fund

The Company‘s contribution towards the provident fund amounted to ` 4,582 and `  13,270 for the three and nine months ended December 31, 2010 respectively.

The  Company‘s  contribution  towards  the  provident  fund  amounted  to `  3,086  and `  7,512  for  the three and nine months ended December 31, 2009 respectively.

19.   Income Taxes

The  effective  tax rate  was  33.22% and  33.22% for  the  three  and  nine  months  ended  December  31,

2010  respectively.  The  effective  tax  rate  was  33.99%  and  33.99%  for  the  three  and  nine  months ended December 31, 2009 respectively.

The  Group‘s  major  tax  jurisdiction  is  India.  In  India,  the  assessment  is  not  yet  completed  for  the

financial  year  2008-09  and  onwards.    The  Group  continues  to  recognize  interest  and  penalties related to income tax matters as part of the income tax provision.

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(` in thousands, except per share data)

20.   Collateral and Significant Covenants

The  Group  has  provided  its  assets  as  collateral  for  credit  facilities  availed  from  banks  and  for margin requirements with exchanges.  Amounts that the Group has pledged as collateral,  which are not reclassified and reported separately, consist of the following:

As of

March 31,

December

December

2010

31, 2010

31, 2010

US $

Fixed deposits

1,301,329

2,102,127

46,923

Securities owned

960,062

235,485

5,256

Total

2,261,391

2,337,612

52,179

The  fixed  deposits  are  classified  in  the  balance  sheet  under  ―Deposits  with  clearing  organizations and others‖.

State  Bank  of  Bikaner  and  Jaipur,  one  of  the  bankers  to  the  Group,  has  created  first  pari-passu charge  over  the  current  assets  of  SMC  Group  (‗Group‘),  as  a  security  for  credit  facilities  provided to the Group.

The Company has obtained overdraft facility against pledge  of shares from Kotak Mahindra Bank,

Kotak  Mahindra  Prime  Ltd,  Morgan  Stanley,  Citi  Bank  and  HDFC  Bank.  The  Company  has

obtained overdraft facility against pledge of Term Deposits from HDFC Bank.

The Company has taken term loan amounting of ` 525,000 repayable in 36 months.

SMC Global has executed an undertaking in favour of Yes Bank, one of the bankers to the Group,

agreeing to continue to maintain more than 26.0% holding in SMC Comtrade.

21.   Concentration

The following table gives details in respect of percentage of commission income generated  from top two, five and ten customers:

Quarter ended December 31,

2009

2010

(in %)

Revenue from top two customers

1.48

1.90

Revenue from top five customers

2.89

3.60

Revenue from top ten customers

4.77

5.40

Nine months ended December 31,

2009

2010

(in %)

Revenue from top two customers

1.57

1.58

Revenue from top five customers

2.90

2.85

Revenue from top ten customers

4.39

4.38

22.   Segment

The  Group  follows the  provisions of SFAS 131  ―Disclosures about Segments of an Enterprise  and

Related   Information‖.   SFAS   131   establishes   standards   for   reporting   information   regarding

operating  segments  in  annual  financial  statements  and  requires  selected  information  for  those segments to be presented in interim financial reports issued to stockholders.

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(` in thousands, except per share data)

The  Group  has  recognized  the  following  segments  on  the  basis  of  Business  activities  carried  on

(including  by  its  subsidiaries),  in  respect  of  which  financial  statements  are  consolidated  with  the financial statements of the Company.

The  accounting  policies  of  the  segments  are  the  same  as  those  described  in  note  2  –  Summary  of

Significant  Accounting  Policies.  Revenues  and  expenses  are  directly  attributable  to  segments.

Management evaluates performance based on stand-alone revenues and earnings after taxes for the companies in Group. The Group‘s operations and customers are primarily based in India.

Quarter ended December 31,

2010

Capital and

derivatives

Commodities

Insurance

Wealth

NBFC

Merchant

markets

Management

Services

Banking

ARC

Elimination

Total

US $

Revenue  from external customer

excluding interest income

527,245

112,975

46,533

24,012

(4,184)

14,268

1,352

(8,055)

714,146

15,940

Earnings after taxes

23,488

(7,989)

(25,120)

(101,792)

702

(737)

787

-

(110,661)

(2,471)

Total assets

7,923,162

897,822

244,426

382,310

672,937

69,945

24,233

(1,787,534)

8,427,301

188,109

Quarter ended December 31,

2009

Capital and

derivatives

Commodities

Insurance

Wealth

NBFC

Merchant

markets

Management

Services

Banking

ARC

Elimination

Total

US $

Revenue  from external customer

excluding interest income

489,325

62,727

61,356

11,305

7,843

3,383

-

(1,171)

634,768

13,680

Earnings after taxes

11,701

12,315

(34,822)

(12,101)

6,990

(3,805)

141

(1,075)

(20,656)

(445)

Total assets

7,118,077

1,034,269

240,910

562,540

548,342

58,829

25,838

(1,731,810)

7,856,995

169,332

Nine  months ended December 31,

2010

Capital and

derivatives

Commodities

Insurance

Wealth

NBFC

Merchant

markets

Management

Services

Banking

ARC

Elimination

Total

US $

Revenue  from external customer

excluding interest income

1,403,586

365,323

195,911

62,125

(7,152)

27,715

(143)

(20,913)

2,026,452

45,233

Earnings after taxes

13,187

14,144

(68,020)

(158,290)

(301)

(9,531)

(798)

-

(209,609)

(4,680)

Total assets

7,923,162

897,822

244,426

382,310

672,937

69,945

24,233

(1,787,534)

8,427,301

188,109

Nine  months ended December 31,

2009

Capital and

derivatives

Commodities

Insurance

Wealth

NBFC

Merchant

markets

Management

Services

Banking

ARC

Elimination

Total

US $

Revenue  from external customer

excluding interest income

1,539,478

182,452

157,246

20,864

27,425

7,724

-

(1,172)

1,934,017

41,681

Earnings after taxes

78,304

22,458

(106,114)

(28,413)

23,504

(14,809)

579

(1,074)

(25,565)

(551)

Total assets

7,118,077

1,034,269

240,910

562,540

548,342

58,829

25,838

(1,731,810)

7,856,995

169,332

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(` in thousands, except per share data)

23.   Commitments and Contingent Liabilities

a)  Operating Leases

SMC  Global  has  certain  operating  leases  for  office  premises.  Rental  expenses  for  operating  leases are  accounted  for  on  a  straight  line  method.  Rental  expense  amounted  to  `  43,012  and `  123,285 for the three and  nine  months  ended December 31, 2010 respectively.  Rental expense amounted to

` 36,397 and ` 96,822 for the three and nine months ended December 31, 2009 respectively. There are no non-cancelable lease arrangements.

b) Guarantees

As  of  March  31,  2010  and  December  31,  2010,  guarantees  of  `  2,835,275  and  `  1,767,525  are provided  by  various  banks  to  exchange  clearing  houses  and  sale  tax  authorities  for  the  Group,  in the  ordinary course  of business,  as a  security for  due  performance  and  fulfillment by the  Group  of its commitments and obligations.

The  initial  term  of  these  guarantees  is  generally  for  a  period  of  12  to  15  months.  The  bankers charge  commission  as  consideration  to  issue  the  guarantees.  The  commission  charged  generally is in  the  range  of  1.0%  to  1.25%  of  the  guarantee  amount.  The  Group  recognizes  commission expense  over  the  period  of  the  guarantee  and  classify  in  the  income  statement  under  ‗interest expense‘.  The  unamortized  commission  expense  is  included  in  prepaid  expenses  and  classified  in the  balance  sheet under  ―other  assets‖.  The  potential requirement for  the  Group  to  make  payments under  these  agreements  is  remote.  Thus,  no  liability  has  been  recognized  for  these  transactions.

The  fair  value  of  the  guarantees  is  considered  to  be  insignificant  given  the  risk  of  loss  on  such guarantees at the date of its inception and, therefore, no amount  was recognized towards fair  value of guarantees given in the financial statements on the inception date.

c) Litigation

The  Group  is  involved,  from time  to  time,  in  investigations  and  proceedings  by governmental  and regulatory  agencies,  certain  of  which  may  result  in  adverse  judgments,  fines  or  penalties.  Factors considered  by  management  in  estimating  the  Group‘s  reserves  for  these  matters  are  the  merits  of the  claims,  the  total  cost  of  defending  the  litigation,  the  likelihood  of  a  successful  defense  against the  claims,  and  the  potential  for  fines and  penalties from regulatory agencies.  As litigation and  the

resolution  of  regulatory  matters   are   inherently  unpredictable,   the   Group   cannot   predict   with

certainty  the  ultimate  loss  or  range  of  loss  related  to  matters  where  there  is  only  a  reasonable possibility that  a  loss  may be  incurred.  The  Group  believes,  based  on  current  knowledge  and  after consultation  with  legal  counsel,  that  the  resolution  of  loss  contingencies  will  not  have  a  material adverse effect on the financial statements of the Group.

Show Cause Notice No. EAD-4/ENQ/PKB/EIF-13/OW/22480/2010 dated Oct  6, 2010

On  default  of  a  few  trading  members  on  the  historic  downfall  of  Indian  Stock  Market  in  2008,

under  Regulations  25  of  SEBI  (Intermediaries)  Regulations,  2008  SEBI  initiated  inspection  of margins  and  clearing  operations  and  thereafter  issued  above  mentioned  show-cause  notice  on

06.10.2010 to enquire into the possible violations of the provisions of law, by SMC.

We have filed our written submission vide our letter dated 25th November, 2010.

Note: Except the above show cause notice, all the inquiry and investigation matters initiated by the

SEBI has been closed / disposed off in terms of consent orders of different dates.

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(` in thousands, except per share data)

24.   Subsequent Events

(a)   The Company has entered into an agreement, on December 01, 2010,  with SIM for sale of 5%

of  its  current  holding  in  Sanlam  Investment  &  Advisors  (India)  Limited  (formerly  SMC

Wealth  Management  Services  Limited,  a  subsidiary  company).  The  enforceability  of  the  said agreement is subject to approval of RBI and SEBI. After the approval of these authorities, The

Company  will  sell  its  holding  of  750,000  Shares  for  a  consideration  of  `  30,000  and  as  a result will be ceased to be the holding company of the said subsidiary.

(b)   The  company  has  also  entered  into  an  agreement,  on  December  01,  2010,  with  SIM  for issuance  of  4.27%  of  equity  share,  on  preferential  basis,  of  SMC  Global  Securities  Limited.

The  enforceability of the  said  agreement is  subject to  approval  of regulatory authorities.  After the  approval  of  these  authorities,  The  Company  will  issue  467,371  Shares  for  a  consideration of ` 468,750.